100 *P3

                        SUPPLEMENT DATED AUGUST 27, 1998

                              TO THE PROSPECTUS OF

                         TEMPLETON AMERICAN TRUST, INC.

                                dated May 1, 1998

On August 20, 1998, the Board of Directors of Templeton American Trust, Inc. (the "fund") approved a proposal to merge the fund into another Franklin Templeton fund with a similar investment objective. The Board of Directors of the Franklin Templeton fund into which the fund may be merged must also approve this proposed merger. If this approval is given, shareholders of the fund will receive a proxy statement and proxy requesting their vote on the proposal. Shareholders should note that fund mergers are generally tax-free transactions.

The fund was closed to new investors after the close of business on July 22, 1998. If you were a shareholder of record as of the close of business on July 22, 1998, you may continue to add to your account subject to your applicable minimum additional investment amount or buy additional shares through the reinvestment of dividend or capital gain distributions. The fund will waive its front-end sales charge and Contingent Deferred Sales Charge for these additional investments.

In addition, if you were a shareholder of record as of the close of business on July 22, 1998, you may exchange your shares of the fund for shares of most Franklin Templeton Funds within the SAME CLASS at net asset value, no matter how long you have held your shares. Although you may also redeem your shares, please keep in mind that if you sell all the shares in your account, your account will be closed and you will not be allowed to buy additional shares of the fund or to reopen your account. However, redemption proceeds from the sale of fund shares may be reinvested in the SAME CLASS of shares of most of the Franklin Templeton Funds without a sales charge if the reinvestment is made within 365 days of the redemption or payment date.

The prospectus is amended as follows:

I. The second step in the section "How Do I Buy Shares? - Opening Your Account" is replaced with the following:

   2. Determine how much you would like to invest. The fund's minimum investment is:

      /bullet/ To add to an account .................................    $50*

     *For all retirement accounts except IRAs, IRA Rollovers, Roth IRAs, or Education IRAs, there is no minimum to add to an account.

      We reserve the right to change the amount of this minimum from time to time or to waive or lower this minimum for certain purchases. We also reserve the right to refuse any order to buy shares.

II. The following new item is added under "May I Exchange Shares for Shares of Another Fund? - Exchange Restrictions":

     /bullet/ You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your fund shares.

III. The section "Keeping Your Account Open," found under "Transaction Procedures and Special Requirements," is replaced in its entirety with the following:

  KEEPING YOUR ACCOUNT OPEN

  Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to IRAs and other retirement plan accounts or to accounts managed by the Franklin Templeton Group.

                Please keep this supplement for future reference.